EXHIBIT 23.1

                        Consent of Independent Auditors



 The Board of Directors
 US Airways,  Inc.:


 We consent to the use of our report dated February 25, 1998 incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                     KPMG LLP


 Washington, DC
 February 26, 1999